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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2003




                               EDISON SCHOOLS INC.

             (Exact name of registrant as specified in its charter)

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
        DELAWARE                            000-27817                        13-3915075
(Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification Number)
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                          521 FIFTH AVENUE, 11TH FLOOR

                            NEW YORK, NEW YORK 10175

              (Address of registrant's principal executive office)

                                 (212) 419-1060

                         (Registrant's telephone number)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 29, 2003, Edison Schools Inc. (the "Company") issued a press release reporting certain changes to the financial information previously reported by the Company regarding its results of operations for the fiscal year ended June 30, 2003. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference. The information provided in this report and in the press release attached as an exhibit hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
The information provided in this report and in the exhibits hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
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                                  EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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
99.1            Press Release, dated September 29, 2003, issued by
                Edison Schools Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      EDISON SCHOOLS INC.

                      By:    /s/ CHRISTOPHER J. SCARLATA
                             -----------------------------------
                             Christopher J. Scarlata
                             Chief Financial Officer

Dated: September 29, 2003